EXHIBIT 10.81
                                                                   -------------



NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT, AND, IF AN EXEMPTION SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Void after 5:00 p.m. Eastern Standard Time, on November 29, 2004.


                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                                  DYNAGEN, INC.

FOR VALUE RECEIVED, DYNAGEN, INC., a Delaware corporation (the "Company"), hereby certifies that FSC Corp. ("FSC") or its permitted designee or assignee, is entitled to purchase from the Company, at any time or from time to time commencing on November 29, 1999 and prior to 5:00 P.M., Eastern Standard Time, on November 29, 2004, a total of 250,000 fully paid and nonassessable shares of the common stock, par value $.01 per share, of the Company for an aggregate purchase price of $0.38 per share. (Hereinafter, (i) said common stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock", (ii) the shares of the Common Stock purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price", (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Exercise Price", (v) this Warrant, and all warrants hereafter issued in exchange or substitution for this Warrant are referred to as the "Warrant" and (vi) the holder of this Warrant is referred to as the "Holder".) The Exercise Price is subject to adjustment as hereinafter provided.

         1.  Exercise of Warrant

         (a) Exercise. This Warrant may be exercised, in whole at any time or in part from time to time, commencing on November 29, 1999 and prior to 5:00 P.M., Eastern Standard Time on November 29, 2004, by the Holder of this Warrant by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Section 7(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made by certified or official bank check payable to the order of the Company. If this Warrant is exercised in part, the Holder is entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such surrender of this Warrant, the Company will (a) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled if this Warrant is exercised in whole and (b) deliver the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of the Warrant. In lieu of any fractional share of the Common Stock which would otherwise be issuable in respect to the exercise of the Warrant, the Company at its option may (a) pay in cash an amount equal to the product of (i) the daily mean average of the closing price of a share of Common Stock on the ten consecutive trading days before the conversion date and (ii) such fraction of a share or (b) issue an additional share of Common Stock.

         Upon exercise of the Warrant, the Company shall issue and deliver to the Holder certificates for the Common Stock issuable upon such exercise within ten business days after such exercise and the person exercising shall be deemed to be the holder of record of the Common Stock issuable upon such exercise.

         No warrant granted herein shall be exercisable after 5:00 p.m. Eastern Standard Time on the fifth anniversary of the date of issuance.

         (b) Net Issuance. Notwithstanding anything to the contrary contained in
Section 1(a) hereof, in the case of any exercise on or prior to November 29, 2004 the Holder may elect to exercise this Warrant in whole or in part by receiving shares of Common Stock equal to the net issuance value (as determined below) of this Warrant, or any part hereof, upon surrender of this Warrant at the principal office of the Company together with notice of such election (with the form at the end hereof duly executed), in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                  X= Y (A-B)
                     -------
                        A

         Where:   X = the number of shares of Common Stock to be issued to
                      the Holder

                  Y = the number of shares of Common Stock as to which this
                      Warrant is to be exercised

                  A = the mean of the last sale price of a share of Common Stock on the ten consecutive trading days before the conversion date, as reported by Bloomberg, L.P. or if not so reported, on a consolidated transaction reporting system

                  B = the Exercise Price


         (c) Certain Adjustments

         The Exercise Price and the number of Warrant Shares shall be equitably adjusted from time to time to account for stock splits, stock dividends, combinations, recapitalizations, reclassifications and similar events.

         2. Reservation of Warrant Shares. The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and reserved, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of shares of the Common Stock as from time to time shall be issuable upon the exercise of this Warrant.

         3. Fully Paid Stock: Taxes. The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Exercise Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes that may be payable in respect of the issue of any Warrant Share or certificate therefor.

         4.  Transfer

             (a) Securities Laws. Neither this Warrant nor the Warrant Shares issuable upon the exercise hereof have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise disposed of ("Transferred") unless an exemption from such registration is available or if the Warrant or the Warrant Shares are sold in accordance with Rule 144 promulgated under the Securities Act. In the event Holder desires to transfer this Warrant or any of the Warrant Shares issued, the Holder must give the Company prior written notice of such proposed transfer including the name and address of the proposed transferee. Such transfer may be made only either
(i) upon publication by the Securities and Exchange Commission (the "Commission") of a ruling, interpretation, opinion or "no action letter" based upon facts presented to said Commission, or (ii) upon receipt by the Company of an opinion of counsel to the Company in either case to the effect that the proposed transfer will not violate the provisions of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the rules and regulations promulgated under either such act, or to the effect that the Warrant or Warrant Shares to be sold or transferred have been registered under the Securities Act and that there is in effect a registration statement in which is included a prospectus meeting the requirements of Section 10(a) of the Securities Act, which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Warrant or Warrant Shares to be sold or transferred.

             (b) Conditions to Transfer. Prior to any such proposed transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Securities Act, the Holder will, if requested by the Company, deliver to the Company (i) an investment covenant signed by the proposed transferee, (ii) an agreement by such transferee to the impression of the restrictive investment legend set forth herein on the certificate or certificates representing the securities acquired by such transferee, (iii) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent or registrar, and (iv) an agreement by the transferee to indemnify the Company to the same extent as set forth in the next succeeding paragraph.

             (c) Indemnity. The Holder acknowledges that the Holder understands the meaning and legal consequences of this Section 4, and the Holder hereby agrees to indemnify and hold harmless the Company, its representatives and each officer and director thereof from and against any and all loss, damage or liability (including all attorneys' fees and costs incurred in enforcing this indemnity provision) due to or arising out of (a) the inaccuracy of any representation or the breach of any warranty of the Holder contained in, or any other breach of, this warrant, (b) any transfer of the Warrant or any of the Warrant Shares in violation of the Securities Act, the Exchange Act or the rules and regulations promulgated under either of such acts, (c) any transfer of the Warrant or any of the Warrant Shares not in accordance with this Warrant or (d) any untrue statement or omission to state any material fact in connection with the investment representations or with respect to the facts and representations supplied by the Holder to counsel to the Company upon which its opinion as to a proposed transfer shall have been based.

             (d) Transfer. Except as restricted hereby, this Warrant and the Warrant Shares issued may be transferred by the Holder in whole or in part at any time or from time to time. Upon surrender of this Warrant to the Company or, if the Company so instructs the Holder in writing, at the office of its stock transfer agent, if any, with assignment documentation duly executed and funds sufficient to pay any transfer tax, and upon compliance with the foregoing provisions, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant shall promptly be canceled. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Warrant in any way contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon the Warrant, shall be null and void and without effect.

             (e) Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant and the issuance of any of the Warrant Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing Warrant Shares shall bear on the face thereof substantially the following legend, insofar as is consistent with Massachusetts law:

         "The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of unless registered pursuant to the provisions of that Act or an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration."

         5. Loss, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of an unsecured indemnity from the Holder reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of the Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

         6. (a) Shelf Registration. The Company shall, no later than ninety (90) days after the date hereof or as soon as is practicable, file a registration statement on the appropriate form with the U.S. Securities and Exchange Commission (the "SEC") covering the resale of the Warrant Shares by the Holder (the "Registration Statement"). The Registration Statement shall register the Warrant Shares for resale by Holder on a delayed or continuous basis pursuant to

Rule 415 under the Securities Act of 1933, as amended (the "Act"). The Company shall use its best efforts cause the Registration Statement to become effective under the Act as soon as is practicable thereafter following the filing thereof, and thereafter shall use its best efforts to keep the Registration Statement continuously effective under the Act in order to permit the prospectus included therein to be lawfully delivered by Holder until the date on which Holder can lawfully sell the Warrant Shares pursuant to Rule 144 under the Act (the "Effectiveness Period"); provided, that, except as provided below with respect to any Blackout Period (as defined), the Company shall be deemed not to have used its best efforts to keep the Registration Statement effective during the requisite period if it voluntarily takes any action or omits to take any action, the taking or omission of which would result in Holder not being able to offer and sell the Warrant Shares under the Registration Statement during that period, unless such action or omission is required by applicable law; provided, further, that the Company shall not be required to amend or supplement the Registration Statement, any related prospectus or any document incorporated therein by reference in the event that, and for a period (a "Blackout Period") not to exceed, until the end of the Effectiveness Period, an aggregate of sixty (60) days if (x) an event occurs and is continuing as a result of which the Registration Statement, any related prospectus or any document incorporated therein by reference as then amended or supplemented would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading, and (y)(1) the Company determines in good faith that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Company or (2) the disclosure otherwise relates to a pending material business transaction which has not yet been publicly disclosed. Notwithstanding any other provision of this Warrant or the Loan and Security Agreement dated as of even date herewith by and between the Company and BankBoston, N.A. (the "Loan Agreement"), and without limiting or diminishing any remedy available to the Holder, the failure of the Company to comply with the provisions of this Section 6(a) shall not constitute a default under the Loan Agreement.

(b)  Registration Procedure.

         (i) The Company shall cause the Registration Statement and the related prospectus and any amendments or supplements thereto, as of the effective date of the Registration Statement, (subject to paragraph (a) above), at all times during the Effectiveness Period (i) to comply in all material respects with the applicable requirements of the Act and the rules and regulations of the SEC and
(ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (ii)  The Company shall give prompt written notice to Holder:

             (A) on the date(s) when the Registration Statement or any post-effective amendments thereto have become effective;

             (B) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceedings for that purpose;

             (C) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Warrant Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

             (D) of the happening of any event that requires the Company to make changes in the Registration Statement or prospectus in order to make the statements therein not misleading;

             (E) of the commencement and termination of any Blackout Period; and

             (F) thirty (30) days prior to the end of the Effectiveness Period.

         (iii) The Company shall use its best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time.

         (iv) Upon the occurrence of any event contemplated by clauses (ii)(D) or (E) of this Section 6(b) the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to Holders of the Warrant Shares, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and will contain the current information required by the Act.

         (v) The Company shall register or qualify the Warrant Shares under the securities or blue sky laws of such states of the United States as Holder reasonably requests and do any and all other acts or things necessary or advisable to enable such exercise in such jurisdictions; provided that the Company shall not be required to (A) qualify to do business in any jurisdiction where it is not then so qualified or (B) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

         (vi) The Company shall bear all expenses incurred by it in connection with the performance of its obligations under this Section 6, other than underwriting discounts and commissions, if any and fees of Holder's professional advisors, if any).

         (vii) The Company shall deliver to the Holder, without charge, a reasonable number of copies of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and all exhibits (including those, if any, incorporated by reference).

         (viii) The Company shall cause all Warrant Shares covered by the Registration Statement to be listed on each securities exchange and/or inter-dealer quotation system on which similar securities issued by the Company are then listed.

(c)  Indemnification

         (i) The Company will indemnify Holder and each of its officers, directors and partners, and each person controlling such Holder against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement and any post-effective amendment thereto and any prospectus or other document incident thereto and any registration or qualification materials filed under any applicable state securities or blue sky law, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or any violation or alleged violation by the Company of the Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder ("Exchange Act") or any state securities or blue sky law applicable to the Company or any rule or regulation promulgated any such state law and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse Holder, each of its officers, directors and partners, and each person controlling such Holder, within a reasonable amount of time after incurred for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 6(c)(i)) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed); and provided further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by Holder r specifically for use therein.

         (ii) Holder will indemnify the Company, each of its directors and officers, and each person who controls the Company within the meaning of the Act, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement and any post-effective amendment thereto and any prospectus or other document incident thereto and any registration or qualification materials filed under any applicable state securities or blue sky law, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors, officers, partners, and persons for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by Holder specifically for use therein; provided, however, that the indemnity agreement contained in this Section 6(c)(ii) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of Holder, (which consent shall not be unreasonably withheld or delayed); and provided further, that the total amount for which Holder shall be liable under this Section 6(c)(ii)) shall not in any event exceed the aggregate proceeds received by Holder from the sale of Warrant Shares pursuant to such registration.

         (iii) Each party entitled to indemnification under this Section 6(c) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in prejudice to the Indemnifying Party; and provided further, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d) Rule 144 Reporting. With a view to making available to Holder the benefits of certain rules and regulations of the SEC which may permit the sale of the Warrant Shares to the public without registration, the Company agrees at all times to:

         (i)make and keep public information available, as those terms are understood and defined in SEC Rule 144;

         (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and

         (iii) so long as Holder owns the Warrant and/or any Warrant Shares, to furnish to Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and of the Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as Holder may reasonably request in complying with any rule or regulation of the SEC allowing Holder to sell any such securities without registration.

7.       Regulatory Restrictions

         (a)Definitions. For the purpose of this Section 7, the following terms shall have the following respective meanings:

         "Affiliate" shall mean any Person directly or indirectly controlling, controlled by or under direct or indirect common control with FSC (or other specified Person).

         "Person" shall mean an individual, partnership, corporation, limited liability company, association, trust, joint venture, unincorporated organization and any government, governmental department or agency or any political subdivision thereof.

         "Small Business Act" shall mean the Small Business Investment Act of 1958, as amended, or any successor federal statute, and the rules and regulations of the Small Business Administration thereunder, as the same shall be in effect from time to time.

         (b)No Person which is a bank holding company or a subsidiary of a bank holding company (a "Bank Affiliate") as defined in the Bank Holding Company Act of 1956, as amended, or other applicable banking laws of the United States of America and the rules and regulations promulgated thereunder (the "Bank Holding Company Act") shall acquire Common Stock, if, after giving effect to such acquisition, the Bank Affiliate, together with its Affiliates, together with its Affiliates, would own more than five percent (5%) of the outstanding voting securities of the Company. Notwithstanding the foregoing, shares of Common Stock may otherwise be acquired or held by FSC or any Affiliate of FSC which is a Small Business Investment Company consistent with and subject to the limitations contained in the Small Business Act and, to the extent not inconsistent with the Bank Holding Company Act, shares of Common Stock may be acquired in the event that:

         (i) the Company shall vote to merge or consolidate with or into any other Person and after giving effect to such merger or consolidation FSC or Affiliate of FSC would not own more than five percent (5%) of the outstanding voting securities of the surviving corporation; or

         (ii) the Registration Statement is effective.

8. Representations and Warranties of the Company. The Company represents and warrants to the Holder as follows:

         (a) Organization and Good Standing. The Company is duly organized and existing as a corporation in good standing ion the State of Delaware and is duly qualified as a foreign corporation and authorized to do business in all other jurisdictions in which the nature of its business or property makes such qualification necessary. The Company has the corporate power to own its properties and to carry on its business as now conducted or as proposed to be conducted.

         (b) Authorization. The execution, delivery and performance by the Company of this Warrant (including without limitation the provisions of Section 6 above) and the issuance and sale by the Company of the Warrant Shares hereunder (a) are within the Company's corporate power and authority, (b) have been duly authorized by all necessary corporate action and (c) do not conflict with or result in any breach of any provision of, or the creation of any lien upon any of the property of the Company or any law, regulation, order, judgment, writ, injunction, license, permit, agreement or instrument applicable to the Company.

         (c) The execution and delivery of this Warrant and the issuance and sale by the Company of the Warrant Shares hereunder will result in legally binding obligations of the Company enforceable against the Company in accordance with the terms hereof except to the extent that (a) such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and (b) the availability of the remedy of specific performance or in injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefore may be brought.

      7. Warrant Holder Not Shareholder. Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

      8. Communication. No notice or other communication under this Warrant shall be effective unless the same is in writing and is mailed by certified mail, return receipt requested, overnight delivery service, or sent by facsimile, addressed to:

         (a) the Company at 1000 Winter Street, Waltham, Massachusetts 02451, or such other address as the Company has designated in writing to the Holder, with a copy to David A. Broadwin, Esq., Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts 02109, or

         (b) the Holder at 100 Federal Street, Boston, MA 02110, or such other address as the Holder has designated in writing to the Company, with a copy to David S. Berman, Esq., Riemer & Braunstein LLP, Three Center Plaza, Boston, MA 02108.

         Any notice given hereunder shall be effective upon the earlier of (i) receipt, or (ii) a date three days from the date of mailing.

         9. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof

         10.Applicable Law. This Warrant shall be governed by and construed in accordance with the law of The Commonwealth of Massachusetts without giving effect to the principles of conflicts of law thereof.



                                      * * *

         IN WITNESS WHEREOF, DYNAGEN, INC. has caused this Warrant to be executed and delivered on the date specified above by the duly authorized representative of the Company.

ATTEST:                                     DYNAGEN, INC.


                                            By: /s/ Dhananjay Wadekar
---------------------------                     -----------------------
                                                Dhananjay Wadekar
                                                Executive Vice President



                                  SUBSCRIPTION

         The undersigned, _______________________________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for the purchase of ________ shares of the Common Stock of DYNAGEN, INC. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated:____________________________  Signature:_________________________________

Address:__________________________


                       ==================================


                                   ASSIGNMENT

         FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto ______________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint _____________________, attorney, to transfer said Warrant on the books of DYNAGEN, INC..

Dated:____________________________  Signature:_________________________________

Address:__________________________


                       ==================================


                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto ___________________________ the right to purchase _________ shares of the
Common Stock of DYNAGEN, INC. by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint ___________________________________, attorney, to transfer that part of said Warrant on the books of DYNAGEN, INC.

Dated:____________________________  Signature:_________________________________

Address:__________________________

                              NET ISSUANCE ELECTION

         The undersigned, _______________________________, pursuant to the provisions of the foregoing Warrant, hereby tenders the right to purchase _____ shares of the Common Stock of DYNAGEN, INC., and a proportionate part of said Warrant and the rights evidenced thereby, in exchange for a number of shares of said Common Stock to be computed in accordance with the provisions of Section 1
(b) of said Warrant.

Dated:____________________________  Signature:_________________________________

Address:__________________________


                       ==================================